UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CALLAN JMB INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

CALLAN JMB INC.

244 Flightline Drive

Spring Branch, Texas 78070-6241

Telephone: Tel: (830) 438-0395

https://www.callanjmb.com/

________________, 2025

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2025 Annual Meeting of Stockholders of Callan JMB Inc. (the “Annual Meeting”). The Annual Meeting will be held on December 29, 2025, at [●]:00 a.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Shareholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about December [●], 2025. We are pleased to furnish proxy materials to shareholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about December [●], 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2024 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2024 Annual Report and the Proxy Statement, both of which are available on our website at https://www.callanjmb.com/. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on November 24, 2025, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Callan JMB Inc.

Sincerely,

Wayne Williams

Chief Executive Officer

CALLAN JMB INC.

244 Flightline Drive

Spring Branch, Texas 78070-6241

Telephone: Tel: (830) 438-0395

https://www.callanjmb.com/

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at [●]:00 a.m. (Eastern Time) on December 29, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Callan JMB Inc., Nevada corporation (“Company,” “we,” “us” and “our”), will be held on December 29, 2025, at [●]:00 a.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting https://web.viewproxy.com/[●] during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect five (5) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	to ratify the selection by our Board of Directors of Rosenberg Rich Baker Berman, P.A. as our independent auditor for the fiscal year ending December 31, 2025;

(3)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), and a vote “FOR” the ratification of our independent auditor (Proposal 2).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on November 24, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2024 Annual Report to Shareholders (the “2024 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2024 Annual Report, this Notice and Proxy Statement on our website at https://www.callanjmb.com/.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to shareholders on or about December 8, 2025, at https://web.viewproxy.com/[●].

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each shareholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

Wayne Williams

Chief Executive Officer, President, and Chairman of the Board

New York, New York

________________, 2025

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CALLAN JMB INC.

244 Flightline Drive

Spring Branch, Texas 78070-6241

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on December 29, 2025

The Board of Directors (the “Board”) of Callan JMB Inc., a Nevada corporation (“CJMB,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on December 29, 2025, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about December 8, 2025.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about December 8, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2024 Annual Report to Stockholders (the “2024 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 244 Flightline Drive, Spring Branch, Texas 78070-6241.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about December [●], 2025, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2024 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at https://web.viewproxy.com/[●].

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QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Wayne Williams, the Chief Executive Officer and a director of the Company, and [●], the Chief Financial Officer (Interim) of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) the ratification of the selection by our Board of Rosenberg Rich Baker Berman, P.A. as our independent auditor for the fiscal year ending December 31, 2025; and (iii) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://web.viewproxy.com/[●], or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on December 29, 2025, at [●]:00 a.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our shareholders electronically via the internet. On or about December 8, 2025, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://www.callanjmb.com/:

●	the Company’s 2024 Annual Report; and

●	the Company’s 2025 Proxy Statement.

You may not vote on the Company’s website.

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The Company urges you to request your materials before December [●], 2025 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on November 24, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at https://web.viewproxy.com/[●] using your Virtual Control Number that is on the Internet Availability Notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on December 28, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at [●]:00 a.m. Eastern Time on December 29, 2025, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at [●]:00 a.m. Eastern Time on December 29, 2025.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned CJMB common stock as of the close of business on November 24, 2025. Each share of CJMB common stock is entitled to one vote. As of the Record Date, the Company had [●] shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of five (5) directors to serve until the 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

●	the ratification of the selection by our Board of Rosenberg Rich Baker Berman, P.A. as our independent auditor for the fiscal year ending December 31, 2025; and

●	any other business that properly comes before the meeting.

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Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the ratification of the selection by our Board of Rosenberg Rich Baker Berman, P.A. as our independent auditor for the fiscal year ending December 31, 2025; and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a shareholder of record, you must:

●	First register at https://web.viewproxy.com/[●] by 11:59 p.m., Eastern time, on December [●], 2025. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.[●]/[●] during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

●	Obtain a legal proxy from your broker, bank or other nominee.

●	Register at https://web.viewproxy.com/[●] by 11:59 p.m., Eastern time, on December 28, 2025.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

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Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non- shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by [●]:45 a.m., Eastern time, on December 29, 2025, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call [●].

The Company urges you to vote before December 29, 2025, to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Our proxy agent, or other designee as determined by the Company, will count the votes and will serve as the inspector of election (the “Inspector of Election”).

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the five (5) nominees for director named in this Proxy Statement (Proposal 1);

●	FOR the ratification of the selection by our Board of Rosenberg Rich Baker Berman, P.A. as our independent auditor for the fiscal year ending December 31, 2024 (Proposal 2); and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is ClearTrust LLC, with its business address at Point Village Drive, Lutz, Florida 33558.

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Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as our independent auditor for fiscal year 2025 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How Many Votes are Needed for Each Proposal to Pass?

A:

Proposals		Vote Required

1.	Election of directors;	Plurality.
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter.
3.	Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter.

Election of Directors. You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Q: Do I Have Dissenters’ (Appraisal) Rights?

A: Appraisal rights are not available to our stockholders with any of the proposals brought before the Annual Meeting.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election or other authorized representatives examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except in the election of directors (Proposal 1), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact +1 [●].

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MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2026 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Wayne Williams; (ii) Eric Kash; (iii) Mark Meller; (iv) Liberty Duke; and (v) Gerald Dial and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided below. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to CJMB and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Carlson Thow	[●]	Chief Executive Officer, President and Chairman of the Board of Directors	2025	None
Eric Kash	[●]	Executive Vice President, and Director	2025	None
Shannon Badger	[●]	Interim Chief Financial Officer	-	None
Dr. David J. Croyle	[●]	Chief Medical Officer	-	None
Mark Meller	[●]	Director	2025	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Liberty Duke	[●]	Director	2025	Compensation – Chairman; Nominating and Corporate Governance; Audit.
Gerald Dial	[●]	Director	2025	Nominating and Corporate Governance – Chairman; Audit; Compensation.

Wayne Williams is the founder, Chief Executive Officer, President, and Chairman of the Board of Directors of Callan JMB Inc. Mr. Williams is one of the nation’s leading experts on temperature control cold chain management and has lectured and written several key documents describing this process, and brings all his expertise as the leader of Callan JMB Inc. Mr. Williams’s vast experience qualifies him to serve as the Chief Executive Officer and also as a member of the Board.

Eric L. Kash has served as Executive Vice President, and Director since October 1, 2024. Prior to joining Callan JMB, since 2015, Mr. Kash has been operating as the President of Alpha Kash, LLC, a business consultancy service. In this capacity, Mr. Kash has assisted companies in business development, corporate strategy, and capital formation. The industries included technology, consumer goods, medical devices and an e- prescription company.

Prior to Alpha Kash, LLC, between January 2008 to March 2013, Mr. Kash was the CEO/CFO of Coupon Express Inc., a publicly traded company that was engaged in advertising and couponing with national supermarket chains and worked as an investment banker in the microcap sector for over 10 years. Mr. Kash completed his B.S. in Accounting and graduated magna cum laude from Bentley College, received an MBA from the University of Virginia’s Darden School in 1983 and received a CPA accreditation in 1981. We believe that Mr. Kash’s prior work experience, expertise in running a public company, and business acumen will be critical in our operations and be of great assistance to us in their capacity as the member of our Board.

Shannon Badger has [●].

Dr. David J. Croyle has served as the Company’s Chief Medical Officer since March of 2007. Dr. Croyle has been a practicing physician for more than 36 years. He received his B.S. from Gannon University and his M.D. from the Uniformed Services University of the Health Sciences. He completed his internship and diagnostic radiology residency at the Brooke Army Medical Center. Dr. Croyle also served as an instructor of radiology at the Tripler Army Medical Center. He was board certified by the National Board of Medical Examiners in 1989 and by the American Board of Radiology in 1993.

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Independent Directors

Liberty Smith Duke was appointed to the Board of the Company effective February 4, 2025. Ms. Duke currently serves as president of ERIS Inc. where she has worked since 1998. ERIS is a firm that offers an expansive range of management, consulting, and lobbying services for a broad spectrum of businesses and associations. Ms. Duke also serves as president of Health Heroes Inc., a mass vaccinator. During her tenure at Health Heroes she has built a large network of school located vaccination clinics throughout multiple states. She also serves as president of HNH Immunizations Inc., another mass vaccinator. Ms. Duke studied business administration at the Wallace School.

The Company believes Ms. Duke is qualified to serve as a member of the Company’s board of directors because of her years of experience in consulting for and working with entities in the public and private sectors. We believe her background will help us in our emergency response business and assist in expanding the market for our services into new areas.

Mr. Mark Meller was appointed to the Board of the Company effective February 4, 2025. He was the Chairman and CEO of SilverSun Technologies, a NASDAQ-listed company, from May 2009 until June 2024. From 2004-2009 he was President and a director of the company. Mr. Meller is currently the President of SWK Technologies, Inc., a wholly-owned subsidiary of QXO, Inc. (the successor company to SilverSun). From October 2004 until February 2007, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of Deep Field Technologies, Inc. From December 2004 until September 2009, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of MM2 Group, Inc. From August 2005 until August 2006, Mr. Meller was the President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc. From 1988 until 2003, Mr. Meller was Chief Executive Officer of Bristol Townsend and Co., Inc., a New Jersey based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc, a New Jersey based consulting firm providing advisory services for middle market leveraged buy-outs. Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar.

Mr. Meller has a B.A. from the State University of New York at Binghamton and a J.D. from the Boston University School of Law

The Company believes Mr. Meller is qualified to serve as a member of the Company’s board of directors because of his extensive years of experience in financial management and reporting, mergers and acquisitions and management of exchange listed companies. We believe his background and demonstrated business acumen will aid in our transition to a public company and enhance our opportunities.

Senator Gerald Dial was appointed to the Board of the Company effective February 4, 2025. Senator Dial served as an Alabama State Representative and later State Senator representing six counties in East Alabama. Senator Dial was a member of the Alabama National Guard for over 36 years. He served the Guard in a number of capacities and retired in 1997 from the position of Assistant Adjutant General. He has over 25 years experience in the real estate development business. He was the Director of the Alabama Rural Action Commission from 2006 to 2010 where he focused on rural health improvement and job, infrastructure and broadband development. Senator Dial has a B.S. from Livingston University and has taken advanced education courses at Auburn University.

The Company believes Senator Dial is qualified to serve as a member of the Company’s board of directors because of his extensive public service and his years of experience in logistics support. We believe his experience and reputation will enhance our ability to work in both the public and private sectors.

Family Relationships

Our Chief Executive Officer and President, Mr. Wayne Williams, and our Chief Medical Officer, Mr. David J. Croyle, M.D., are brothers-in-law..

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

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GOVERNANCE OF THE COMPANY

The business and affairs of Callan JMB Inc. are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation, as amended, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit www.callanjmb.com.

Governance Structure

Our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, Mr. Wayne Williams serves as our Chief Executive Officer, President, and Chairman of the Board.

As Chairman of the Board, Mr. Williams’s key responsibilities include facilitating communication between our board of directors and management, assessing management’s performance, managing board members, preparing the agenda for each board meeting, acting as chair of board meetings and meetings of our company’s stockholders and managing relations with stockholders, other stakeholders and the public.

We will take steps to ensure that adequate structures and processes are in place to permit our board of directors to function independently of management. The directors will be able to request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

Board Composition/Election

Our Board presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually. The Board has fixed the number of directors at five (5). As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board has met [●] times during fiscal year 2025 in person or via video or teleconference and acted by unanimous written consent [●] ([●]) times. Each of the directors who served in the fiscal year 2025 attended at least 100% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2025 Annual Meeting.

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Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, the stockholder must provide the Company with a Solicitation Notice (as defined below), such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

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Nominations and the Solicitation Notice should be sent to the Nominating and Corporate Governance Committee, Callan JMB Inc., 244 Flightline Drive, Spring Branch, Texas 78070-6241.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Williams, Mr. Kash, Mr. Meller, Mr. Dial, and Ms. Duketo stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. The disclosure is provided for the fiscal year ended December 31, 2024.

Name	Salary per director ($)	Total per director ($)
Wayne Williams	$-	$-
Eric Kash	$-	$-
Mark Meller	$-	$-
Liberty Duke	$-	$-
Gerald Dial	$-	$-

Ethical Guidelines

CJMB’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://www.callanjmb.com. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

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Involvement in Certain Legal Proceedings

None of the Company’s other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its shareholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Mr. Williams, and Mr. Kash are not considered independent because of their employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Meller, Duke, and Dial had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://www.callanjmb.com.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Chairman, as applicable. Our independent directors meet in executive session at least once per year and did not meet in 2024.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

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The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Shareholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Callan JMB Inc., 244 Flightline Drive, Spring Branch, Texas 78070-6241.

The Nominating and Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Mark Meller	Director	Audit – Chairman; Compensation; Nominating and Corporate Governance
Liberty Duke	Director	Compensation – Chairman; Nominating and Corporate Governance; Audit
Gerald Dial	Director	Nominating and Corporate Governance – Chairman; Audit; Compensation

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Name of Committee and Its Members	Functions of the Committee
Audit Committee:	●	helping our board of directors oversee our corporate accounting and financial reporting processes,
Mark Meller, Chairman; Liberty Duke; Gerald Dial	●	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures,
	●	assisting with the design and implementation of our risk assessment functions,
	●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements,
	●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results,
	●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters,
	●	reviewing related person transactions,
	●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law, and
	●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee:	●	reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers,
Liberty Duke, Chairman; Mark Meller; Gerald Dial	●	reviewing and recommending to our board of directors the compensation of our directors,
	●	administering our equity incentive plans and other benefit programs,
	●	reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management,
	●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy, and
	●	reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

Nominating and Corporate Governance Committee	●	identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on our board of directors,
Gerald Dial, Chairman; Mark Meller; Liberty Duke	●	considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors,
	●	reviewing with our chief executive officer the plans for succession to the offices of our executive officers and making recommendations to our board of directors concerning the selection of appropriate individuals to succeed in these positions,
	●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters, and
	●	overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions since December 31, 2022, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

Health Hero America is a related party by virtue of its being owned by Mr. Williams. In 2022, the Company’s predecessor entity received an advance of $110,736, from Health Hero America. The advance was due on demand, was non-interest bearing, and classified within related party loans payables in the balance sheet. As of December 31, 2024, and 2023, the Company had $0 owed to this related party.

Outlaw Run Ranch (“ORR”) who is a related party by virtue of common ownership of the Company. In 2023, the Company receives rents receipts from a third-party vendor on behalf of related party, Outlaw Run Ranch. The cash is due to ORR on demand, non-interest bearing, and classified within related party loans in the balance sheet. In addition, the Company pays $7,500 per month to ORR for rent expenses. As of December 31, 2024, and 2023, the Company has $0 and $17,134, respectively in accounts payable for these amounts due.

Cold Chain Delivery Systems is a related party by virtue of being majority owned by Messrs. Williams and Croyle. In 2023 the Company received rent receipts from a third-party vendor on behalf of a related party, ORR. The cash is due to ORR on demand, non-interest bearing, and classified within related party loans in the balance sheet. As of December 31, 2024, and 2023, the Company has $0 and $17,073, respectively in accounts payable for these amounts due.

Warehouse Asset Management is a related party by virtue of being majority owned by Messrs. Williams and Croyle. The Company’s leases its headquarters, warehouse, other warehouse equipment and a box truck for $15,425 per month. As of December 31, 2024, and 2023, the Company has $0 owed to this related party.

During the year ended December 31, 2024, and 2023, the Company made advancements of $18,669 and $21,969 respectively, to the director of the Company. The advances are due on demand, non-interest bearing, and classified within the balance sheet as a current asset. As of December 31, 2024, and 2023, the amount owed from the director was $18,669 and $21,969, respectively. These amounts were repaid by the directors in 2025.

Transactions with Significant Stockholders

Other than compensation arrangements for our named executive officers and directors, which we describe above, see Executive Compensation- Employment Agreements, the only related party transactions to which we were a party during the years ended December 31, 2023 and December 31, 2024, or any currently proposed related party transaction, are as follows, each of which was entered into prior to the adoption of the approval procedures described above.

On February 14 2024, we entered into a reorganization agreement and plan of share exchange with Coldchain Technology Services, LLC (“CTS”) pursuant to which CTS exchanged 100% of the membership interest of CTS for a combined 5,000,000 shares of common stock, consisting of: (a) 3,750,000 shares of common stock to Wayne Williams, its Chief Executive Officer and President, and (b) 1,250,000 shares of common stock to David J. Croyle, M.D., its Chief Medical Officer. Pursuant to such transaction, CTS is now a wholly owned subsidiary of the Company.

Pursuant to an Exchange and Reorganization Agreement, dated as of November 14, 2024, among the Company and all the Company’s existing stockholders (Mr. Williams and Dr. Croyle), in order to give effect to the Company’s decision to effect a reduction in the number of shares of its common stock outstanding, Messrs. Williams and Croyle agreed to exchange their existing shares of the Company’s common stock for new shares of common stock at a ratio of 0.60 new shares to 1 for each share that each stockholder held prior to the exchange. As a result of the exchange, the Company’s total common stock outstanding was reduced from 5,000,000 shares to 3,000,000 shares, with Mr. Williams holding 2,250,000 shares (75%) and Dr. Croyle holding 750,000 shares (25%).

Policies and Procedures for Transactions with Related Persons

In October 2024, our board of directors adopted a written related-party transactions policy. Pursuant to this policy, the Audit Committee of our board of directors will review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a related-party transaction, our Audit Committee shall take into account, among other factors, the following: (i) whether the related-party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third party under the same or similar circumstances; (ii) the extent of the related party’s interest in the transaction; and (iii) whether the transaction would impair the independence of a non-employee director.

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PROPOSAL 2

RATIFICATION OF THE SELECTION OF ROSENBERG RICH BAKER BERMAN, P.A.

AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

(Item 2 on the Proxy Card)

General

The audit committee of the Company (the “Audit Committee”) has selected Rosenberg Rich Baker Berman, P.A. (“RRBB”) to audit our consolidated financial statements for the fiscal year ending December 31, 2025. We are asking the stockholders to ratify the appointment of RRBB as our independent registered public accounting firm for the fiscal year ending December 31, 2025. RRBB was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from RRBB to be present at the annual stockholders meeting. In the event that a representative of RRBB is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so, and the Company will allow such a representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by RRBB. Representatives of RRBB do not plan to attend the Annual Meeting.

Background:

Effective [●], 2024, RRBB was appointed by the Company to serve as its new independent registered public accounting firm to audit and review the Company’s financial statements for the years ended December 31, 2023, and 2024.

Audit services provided by Rosenberg Rich Baker Berman, P.A. for fiscal year ended December 31, 2023, and 2024 included the examination of the consolidated financial statements of the Company.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by RRBB for the fiscal year ended December 31, 2023 and 2024, respectively:

Fiscal Year Ended December 31,
		2024		2023
Audit Fees(1)	$	[●]	$	[●]
Audit-Related Fees(2)		$-		$-
Tax Fees		$-		$-
All other fees		$-		$-
Total	$		$

(1)	Audit Fees –This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

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Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de-minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by RRBB in the fiscal years ended December 31, 2023 and 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by RRBB.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of RRBB to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board recommends that you vote “for” ratifying the appointment of RRBB to serve as the Company’s independent registered public accounting firm for the FISCAL year ending December 31, 2025.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Callan JMB Inc., 244 Flightline Drive, Spring Branch, Texas 78070-6241.

Name	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Executive Officers
Wayne Williams(1)	2,338,125	52.17%
David Croyle, M.D.(2)	822,375	18.35%
Eric Kash(3)	75,000	*
Shannon Badger	0	-
Mark Meller	25,000	*
Liberty Duke	25,000	*
Gerald Dial	25,000	*
All Executive Officers & Directors as a Group	3,310,500	73.87%
5% or Greater Stockholders	*	*

*Represents beneficial ownership of less than 1%.

(1) Consists of (i) 2,313,125 shares of Common Stock, owned and controlled directly, and indirectly, and (ii) 25,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of November 24, 2025.

(2) Consists of (i) 822,375 shares of Common Stock, owned and controlled directly, and indirectly.

(3) Consists of 75,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of November 24, 2025.

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DELINQUENT SECTION 16(a) REPORTS

During the fiscal year ended December 31, 2024, we were not subject to Section 16(a) of the Securities Exchange Act of 1934 because our common stock was not registered under the Securities Exchange Act of 1934. Section 16(a) requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission.

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EXECUTIVE COMPENSATION

Summary Compensation Table - Years Ended December 31, 2024 and 2023

The following table sets forth information concerning all cash and LLC distributions earned by or paid to our directors and executive officers.

Name and Principal Position	Year	Guaranteed Payments	Remuneration (1,2,3)	Bonus	LLC Distributions(1)	Total
Wayne Williams, Chief Executive Officer, President, and Chairman of the Board	2024	$25,000	$453,085	$-	$2,496,191	$2,974,276
	2023	$300,000	$-	$-	$5,596,896	$5,896,896
David J. Croyle, M.D., Chief Medical Officer	2024	$-	$-	$-	$832,063	$832,063
	2023	$-	$-	$-	$1,800,000	$1,800,000
Eric Kash, Executive Vice President and Director (2)	2024	$-	$102,885	$-	$-	$102,885
	2023	$-	$-	$-	$-	$-
Shannon Badger, Interim Chief Financial Officer(3)	2024	$-	$-	$-	$-	$-
	2023	$-	$-	$-	$-	$-
Jeffrey Appleman, Former Chief Financial Officer(4)	2024	$-	$171,739	$-	$-	$171,739
	2023	$-	$-	$-	$-	$-

(1)	Compensation calculated for the reorganization of Coldchain Technology Services, LLC, and any/all earlier compensations and proceeds received by the then members of the limited liability entity.
(2)	Prior to their employment, Mr. Kash received $17,000 for consulting services provided to the Company during and for the year ended December 31, 2024.
(3)	Appointed and named as the interim Chief Financial Officer of the Company, effective May 14, 2025.
(4)	Prior to their employment, Mr. Appleman received $171,739 for consulting services provided to the Company during the year ended December 31, 2024. Mr. Appleman ceased to be under employment with the Company, effective immediately on May 13, 2025.

Employment Agreements

Wayne Williams, Chief Executive Officer

On October 15, 2024, (the “Effective Date”) we entered into an employment agreement (as amended as of October 24, 2024, the “CEO Agreement”) with Wayne Williams pursuant to which Mr. Williams has agreed to serve as the Chief Executive Officer of the Company. The term of the CEO Agreement (the “Term”) commenced on the Effective Date and shall continue until the second (2nd) anniversary thereof (the “Initial Term”), unless terminated earlier pursuant to the terms of the CEO Agreement; provided that, on such second (2nd) anniversary of the Effective Date and each one (1) year annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the CEO Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one (1) year (each “Renewal Term”), unless either party provides written notice of its intention not to extend the term of the CEO Agreement at least 90 days prior to the applicable Renewal Date.

For services performed by Mr. Williams under the CEO Agreement, the Company has agreed to pay Mr. Williams an annual base salary during the Initial Term of $500,000, subject to the recommendation of the Compensation Committee and approval of the Board (with Mr. Williams recusing himself from such vote) (the “Base Salary”). During the remainder of the Term, the Base Salary shall be reviewed by the Compensation Committee and/or the Board each year, and the Board may, from time to time, increase such Base Salary.

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For each fiscal year of the Company during the Term, the Company shall afford Mr. Williams the opportunity to earn an incentive bonus equal to forty percent (40%) of the Base Salary for such fiscal year and shall be payable to the extent the applicable performance goals are achieved (which goals and payment matrices shall be set by the Compensation Committee of the Board in its discretion). Also, during the Term, Mr. Williams received 200,000 options to purchase the Company’s common stock with an exercise price equal to the price of our common stock at our initial public offering. Such options shall vest quarterly over a 24- month period starting 3 months after the closing of this offering.

In addition to the foregoing, Mr. Williams is entitled to receive the following equity awards if the specified milestones are achieved:

●	50,000 shares of the Company’s common stock upon the closing of each acquisition after the closing of this offering;

●	125,000 shares of the Company’s common stock upon the Company achieving a first-time market valuation of $75 million or more;

●	125,000 shares of the Company’s common stock upon the Company achieving a first-time market valuation of $150 million or more;

●	50,000 shares of the Company’s common stock upon the Company achieving a positive EBITDA for the first time in any full calendar year; and

●	125,000 shares of the Company’s common stock upon the Company achieving an EBITDA of $10 million for the first time in a full calendar year.

The amount and terms of any other long-term incentive awards awarded to Mr. Williams shall be set by the Compensation Committee in its discretion.

During the Term, if (i) a Change in Control has occurred, Mr. Williams shall be paid a bonus (the “Change in Control Transaction Bonus”), in cash, equal to two (2) times the Base Salary as in effect immediately before such Change in Control. If applicable, the Change in Control Transaction Bonus shall be paid in a lump sum within fifteen (15) days after the consummation of such Change in Control and the following certification by the Board of the occurrence of such Change in Control.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	A transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed by the Company with the Securities and Exchange Commission) whereby any “Person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any benefit plan maintained by the Company or any of its subsidiaries or a “Person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13(d)(3) under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

(ii)	The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions:

(A)	which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the Person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such Person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

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(B)	after which no Person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no Person or group shall be treated as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Agreement is automatically terminated upon the death of Mr. Williams. The Company may also terminate the Agreement due to the disability of Mr. Williams or with or without “Cause.” Mr. Williams may also terminate the Agreement with or without “Good Reason.”

“Cause” means the occurrence of one or more of the following events:

(i)	Mr. Williams’ continued refusal or failure to perform (other than by reason of disability) his material duties and responsibilities to Company if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Williams, or his continued refusal or failure to follow any reasonable lawful direction of the Board if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Williams;

(ii)	willful, grossly negligent or unlawful misconduct by Mr. Williams which causes material harm to Company or its reputation;

(iii)	the Company is directed in writing by regulatory or governmental authorities to terminate the employment of Mr. Williams or Mr. William engages in activities that: (i) are not approved or authorized by the Board, and (ii) cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on Company; or

(iv)	a conviction, plea of guilty, or plea of nolo contendere by Mr. Williams, of or with respect to a criminal offense which is a felony or other crime involving dishonesty, disloyalty, fraud, embezzlement, theft, or similar action(s) (including, without limitation, acceptance of bribes, kickbacks or self-dealing), or the material breach of Mr. Williams fiduciary duties with respect to Company.

“Good Reason” means, without Mr. Williams’ express written consent: (i) a material reduction in the Base Salary, then in effect, except a material diminution generally affecting all of the members of the Company’s management, (ii) a material reduction in job title, position or responsibility, (iii) a material breach of any term or condition contained in the CEO Agreement, or (iv) a relocation of Mr. Williams’ principal worksite that is more than fifty (50) miles from Mr. Williams’ principal worksite as of the Effective Date. However, none of the foregoing events or conditions will constitute “Good Reason” unless (i) Mr. Williams provides Company with written notice of the existence of Good Reason within ninety (90) days following the occurrence thereof, (ii) Company does not reverse or otherwise cure the event or condition within thirty (30) days of receiving that written notice, and (iii) Mr. Williams resigns Mr. Williams’ employment within thirty (30) days following the expiration of that cure period.

If the Company terminates the CEO Agreement for Cause, Mr. Williams will receive Mr. Williams’ earned but unpaid Base Salary and unreimbursed expenses. Except as provided herein, the Company will have no further obligation to Mr. Williams upon the termination of Mr. Williams’ employment.

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In the event of a termination of Mr. Williams’ employment without Cause, in addition to the Final Compensation, Mr. Williams shall receive:

(1)	continuation of the Base Salary, at the rate in effect as of the date immediately preceding the date of termination, until the earlier of: (x) the Term end date and (y) the first anniversary of the date of termination (provided, however, if the date of termination is after the first anniversary of the Effective Date, the period pursuant to this subsection shall be eighteen (18) months after the date of termination);

(2)	if the date of termination occurs after the end of a calendar year but prior to the date on which a Bonus under the Agreement, the Bonus; and

(3)	payment of a pro-rata portion of the amount of the Bonus for the year in which termination occurs that would have been payable based on actual performance determined under the terms of the Bonus as then in effect for such year.

If Mr. Williams terminates the CEO Agreement other than for Good Reason, Mr. Williams will receive Mr. Williams’ earned but unpaid Base Salary and unreimbursed expenses.

Eric Kash, Executive Vice President and Chairman

On October 1, 2024, we entered into an employment agreement (as amended on October 24, 2024, the “EVP Agreement”) with Eric Kash pursuant to which Mr. Kash agreed to serve as the Executive Vice President and Director on the Board of the Company. The term of the EVP Agreement (the “Term”) commenced as of October 1, 2024, became effective upon the closing of our initial public this offering and shall continue until the second (2nd) anniversary thereof (the “Initial Term”), unless terminated earlier pursuant to the terms of the EVP Agreement; provided that, on such second (2nd) anniversary and each one (1) year annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the EVP Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one (1) year (each “Renewal Term”), unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days prior to the applicable Renewal Date.

For services performed by Mr. Kash under the EVP Agreement, the Company has agreed to pay Mr. Kash an annual base salary of (i) $220,000 for the period from the closing of our initial public offering through December 31, 2025, (ii) $250,000 for the period from January 1, 2026, through December 31, 2026 and (iii) $280,000 for the period from January 1, 2027 through December 31, 2027 (the “Base Salary”). During the remainder of the Term, the Base Salary shall be reviewed by the Compensation Committee and/or the Board each year, and the Board may, from time to time, increase such Base Salary.

For each fiscal year of the Company during the Term, the Company shall afford Mr. Kash the opportunity to earn an incentive bonus equal to thirty percent (30%) of the Base Salary for such fiscal year and shall be payable to the extent the applicable performance goals are achieved (which goals and payment matrices shall be set by the Compensation Committee of the Board in its discretion). Also, during the Term, Mr. Kash received 300,000 options to purchase the Company’s common stock with an exercise price equal to the price of our common stock at our initial public offering. Such options vest quarterly over a 24- month period starting 3 months from the closing of our initial public offering.

The amount and terms of any other long-term incentive awards awarded to Mr. Kash shall be set by the Compensation Committee in its discretion.

During the Term, if a Change in Control occurs, and on, or at any time during the 24-month period following such Change in Control (i) the Company terminates Mr. Kash’s employment for any reason other than Cause or disability or (ii) Mr. Kash terminates his employment for Good Reason, Mr. Kash will be entitled to receive as a severance payment an amount equal to two times the sum of his then effective Base Salary and full bonus calculated as if all performance goals had been achieved.

The terms “Change in Control”, “Cause” and “Good Reason” have the same meanings as described above in the summary of Mr. Williams employment agreement. Terms otherwise relating to the termination of Mr. Kash’s employment are substantially the same as those described in the summary of Mr. Williams employment agreement.

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Shannon Badger, Chief Financial Officer (Interim)

Mr. Badger was appointed Interim Chief Financial Officer on May 14, 2025. There is no employment agreement or other compensatory arrangement in connection with the interim appointment. The Interim CFO serves at will and is eligible to participate in our broad-based employee benefit plans (to the extent applicable) on the same terms as other eligible employees. As of the date of this information statement, no special salary adjustment, cash bonus, equity grant, retention award, severance or change-in-control protection has been approved in connection with the interim service. Any future compensation actions, if approved by the Board or its Compensation Committee, will be disclosed in our subsequent SEC filings.

David J. Croyle, M.D., Chief Medical Officer

On October 1, 2024, we entered into an employment agreement (as amended on October 24, 2024, the “CMO Agreement”) with Dr. David Croyle pursuant to which Dr. Croyle has agreed to serve as the Chief Medical Officer of the Company. The term of the CMO Agreement (the “Term”) will commence on the closing of this offering and shall continue until the second (2nd) anniversary thereof (the “Initial Term”), unless terminated earlier pursuant to the terms of the CMO Agreement; provided that, on such second (2nd) anniversary of the Effective Date and each one (1) year annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the CMO Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one (1) year (each “Renewal Term”), unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days prior to the applicable Renewal Date.

For services performed by Dr. Croyle under the CMO Agreement, the Company has agreed to pay Dr. Croyle an annual base salary of (i) $100,000 for the period from the closing of this offering through December 31, 2025, (ii) $130,000 for the period from January 1, 2026, through December 31, 2026, and (iii) $160,000 for the period from January 1, 2027 through December 31, 2027 (the “Base Salary”). During the remainder of the Term, the Base Salary shall be reviewed by the Compensation Committee and/or the Board each year, and the Board may, from time to time, increase such Base Salary.

For each fiscal year of the Company during the Term, the Company shall afford Dr. Croyle the opportunity to earn an incentive bonus equal to thirty percent (30%) of the Base Salary for such fiscal year and shall be payable to the extent the applicable performance goals are achieved (which goals and payment matrices shall be set by the Compensation Committee of the Board in its discretion). The amount and terms of any other long-term incentive awards awarded to Dr. Croyle shall be set by the Compensation Committee in its discretion.

During the Term, if a Change in Control occurs, and on, or at any time during the 24-month period following such Change in Control (i) the Company terminates Dr. Croyle’s employment for any reason other than Cause or disability or (ii) Dr. Croyle terminates his employment for Good Reason, Dr. Croyle will be entitled to receive as a severance payment an amount equal to two times the sum of his then effective Base Salary and full bonus calculated as if all performance goals had been achieved.

The terms “Change in Control”, “Cause” and “Good Reason” have the same meanings as described above in the summary of Mr. Williams employment agreement. Terms otherwise relating to the termination of Dr. Croyle’s employment are substantially the same as those described in the summary of Mr. William’s employment agreement.

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Equity Awards

In addition to the option grants described in the executive employment agreements summarized above, we have granted options to the employees of the Company, and in the amounts, listed below. Such options provide the holder with the right to purchase the Company’s common stock with an exercise price equal to the price of our common stock for this offering. Such options started vesting quarterly over the first 24-month period starting three months after the closing of our initial public offering. Scott Bullard, William McBride and Donna Williams were each granted 150,000 options.

Employee Benefits and Perquisites

Our executive officers are entitled to reimbursement for all expenses reasonably incurred in connection with the performance of their duties as executive officers of the Company.

Retirement Plans

We currently do not offer retirement plans to our executive officers.

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AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Mark Meller, who serves as Chairman, Liberty Duke, and Gerald Dial. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Meller, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Meller has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://www.callanjmb.com/.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee did not met anytime during the fiscal year ended 2024. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

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Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2024 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with RRBB matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Rosenberg Rich Baker Berman, P.A. required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Mark Meller, Chairman

Liberty Duke

Gerald Dial

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ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Callan JMB Inc., Investor Relations, 244 Flightline Drive, Spring Branch, Texas 78070-6241 or by calling Investor Relations at +6012 643 7688, or by sending an e-mail to [●].

Shareholder Proposals for Consideration at the 2026 Annual Meeting of Shareholders: Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2026 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 244 Flightline Drive, Spring Branch, Texas 78070-6241 by March 31, 2026. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company – Shareholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2026 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2026 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2026 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by March 31, 2026.

You may contact CJMB’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2024 Annual Report: A copy of our 2024 Annual Report, as filed with the SEC on March 28, 2025, is available to shareholders without charge upon written request directed to our Secretary at 244 Flightline Drive, Spring Branch, Texas 78070-6241 or by phone at +1 (830) 438-0395. The Company makes available free of charge on or through its website, https://www.callanjmb.com/, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2025 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Wayne Williams

Chairman of the Board of Directors

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ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY

ONLINE (FASTEST AND EASIEST):
- Go to: www.cleartrustonline.com/cjmb
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

CONTROL NUMBER:

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. USE THE CONTROL NUMBER ABOVE TO VOTE ONLINE.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

ANNUAL MEETING OF STOCKHOLDERS

TEST ISSUE REF 1999

DATE: December 29, 2025
TIME: 10:00 A.M. Eastern Time
LOCATION: cleartrustonline.com/cjmb

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints _______________ and ________________ (the "Named Proxies"), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Callan JMB Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

TEST ISSUE REF 1999

ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect five (5) directors to serve until the 2026 Annual Meeting of Stockholders and until the respective successors are duly elected and qualified.				
	FOR		ABSTAIN	**FOR**
Wayne Williams	☐		☐	
Eric Kash	☐		☐	
Mark Meller	☐		☐	
Liberty Duke	☐		☐	
Gerald Dial	☐		☐	
	FOR	AGAINST	ABSTAIN	**FOR**
2. To ratify the selection by our Board of Directors of Rosenberg Rich Baker Berman, P.A. as our independent auditor for the fiscal year ending December 31, 2025.	☐	☐	☐	
3. To transact such other business as may properly come before the meeting.				

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

SAVE TIME & REDUCE COSTS!
PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.

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LAST NAME,FIRST